Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

Registration Statement (Form S-3 No. 333-194431) of Weatherford International plc,

Registration Statement (Form S-8 No. 333-13531) pertaining to the Weatherford International, Inc. Foreign Executive Deferred Compensation Stock Plan,

Registration Statement (Form S-8 No. 333-36598) pertaining to the Weatherford International, Inc. 1998 Employee Stock Option Plan, as amended; and Weatherford International, LLC 401(k) Savings Plan,

Registration Statement (Form S-8 No. 333-48320) pertaining to the Weatherford International, Inc. 1998 Employee Stock Option Plan, as amended,

Registration Statement (Form S-8 No. 333-81678) pertaining to the Weatherford International, Inc. 1998 Employee Stock Option Plan, as amended,

Registration Statement (Form S-8 No. 333-81676) pertaining to the Stock Option Agreements dated September 26, 2001 with Non-Employee Directors of Weatherford International plc,

Registration Statement (Form S-8 No. 333-112378) pertaining to the Weatherford International, Inc. Foreign Executive Deferred Compensation Stock Plan; Weatherford International, LLC 401(k) Savings Plan; Weatherford International, Ltd. Deferred Compensation Plan for Non-Employee Directors,

Registration Statement (Form S-8 No. 333-134425) pertaining to the Weatherford International plc 2006 Omnibus Incentive Plan,

Registration Statement (Form S-8 No. 333-167959) pertaining to the Weatherford International plc 2010 Omnibus Incentive Plan, and

Registration Statement (Form S-8 No. 333-181664) pertaining to the Weatherford International plc 2010 Omnibus Incentive Plan;

of our report dated March 4, 2013, with respect to the consolidated financial statements and schedule of Weatherford International Ltd. and Subsidiaries for the year ended December 31, 2012, included in this Annual Report (Form 10-K) of Weatherford International plc for the year ended December 31, 2014.

/s/ Ernst & Young LLP

Houston, Texas
February 17, 2015